UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2019

ORAMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-35813	98-0376008
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1185 Avenue of the Americas, Suite 228, New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

844-967-2633

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.012	ORMP	The Nasdaq Capital Market, Tel Aviv Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 5, 2019, Oramed Pharmaceuticals Inc. (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with Canaccord Genuity LLC, as agent (“Canaccord Genuity”), pursuant to which the Company may issue and sell shares of its common stock having an aggregate offering price of up to $15 million from time to time through Canaccord Genuity.

Any sales of shares of common stock pursuant to the Equity Distribution Agreement will be made under the Company’s currently effective shelf registration statement on Form S-3 (File No. 333-215525), the prospectus contained therein and the prospectus supplement dated and filed on September 5, 2019. Canaccord Genuity may sell common stock (A) in privately negotiated transactions with the Company’s consent; (B) as block transactions; or (C) by any other method permitted by law deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended, including sales made directly on The Nasdaq Capital Market or sales made into any other existing trading market for the Company’s common stock. Subject to the terms and conditions of the Equity Distribution Agreement, Canaccord Genuity will use its commercially reasonable efforts to sell the shares of the Company’s common stock from time to time, based upon the Company’s instructions (including any price, time or size limits or other parameters or conditions that the Company may impose). The Company will pay to Canaccord Genuity a cash commission of 3.0% of the gross proceeds from the sale of any shares of common stock by Canaccord Genuity under the Equity Distribution Agreement. The Company will also reimburse Canaccord Genuity for certain specified expenses in connection with entering into the Equity Distribution Agreement. The Company and Canaccord Genuity have also provided each other with customary indemnification rights.

The Company is not obligated to make any sales of common stock under the Equity Distribution Agreement and no assurance can be given that the Company will sell any shares under the Equity Distribution Agreement, or, if it does, as to the price or amount of shares that the Company will sell, or the dates on which any such sales will take place. The Equity Distribution Agreement may be terminated by either party at any time upon five days’ notice to the other party, or by Canaccord Genuity at any time in certain circumstances. In addition, the Equity Distribution Agreement will automatically terminate upon the sale of all common stock subject to the Equity Distribution Agreement.

The foregoing description of the Equity Distribution Agreement is not complete and is qualified in its entirety by reference to the full text of the Equity Distribution Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2019, the Company held its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). At the 2019 Annual Meeting, the Company’s stockholders approved the Company’s 2019 Stock Incentive Plan (the “2019 Plan”). The 2019 Plan previously had been approved, subject to stockholder approval, by the Company’s Board of Directors.

The Company’s officers and directors are among the persons eligible to receive awards under the 2019 Plan in accordance with the terms and conditions thereunder. A detailed summary of the 2019 Plan is set forth in the Company’s Definitive Proxy Statement on Schedule 14A for the 2019 Annual Meeting filed with the Securities and Exchange Commission on August 6, 2019 (the “Proxy Statement”) under the caption “Proposal 2: 2019 Stock Incentive Plan,” which summary is incorporated herein by reference. The full text of the 2019 Plan is attached as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

As disclosed above, the Company held its 2019 Annual Meeting on August 29, 2019. The final voting results are set forth below.

Stockholders voted on the following proposals:

Proposal No. 1 — Re-election of Directors.

The stockholders re-elected the following directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal. The votes were as follows:

Director Name	For	Against	Abstain	Broker Non-Votes
Miriam Kidron	4,247,173	223,109	20,710	5,712,267

Nadav Kidron	4,234,040	236,542	20,410	5,712,267

Aviad Friedman	4,242,289	228,884	19,819	5,712,267

Kevin Rakin	4,243,455	227,718	19,819	5,712,267

Leonard Sank	4,241,786	228,487	20,719	5,712,267

Gao Xiaoming	4,402,514	66,459	22,019	5,712,267

Proposal No. 2 — 2019 Plan.

The stockholders approved the 2019 Plan as described in the Proxy Statement. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

3,743,648	598,388	148,956	5,712,267

Proposal No. 3 — Ratification of Auditors.

The stockholders ratified the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2019. The votes were as follows:

For	Against	Abstain	Broker Non-Votes

9,904,624	92,925	205,710	N/A

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Equity Distribution Agreement, dated September 5, 2019, by and between the Company and Canaccord Genuity.

5.1	Opinion of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP.

23.1	Consent of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORAMED PHARMACEUTICALS INC.

By:	/s/ Nadav Kidron
Name:	Nadav Kidron
Title:	President and CEO

September 5, 2019

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